UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2016

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On July 21, 2016, Bank of the Ozarks, Inc. (“Company”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company and its wholly-owned bank subsidiary, Bank of the Ozarks, completed its acquisition of Community & Southern Holdings, Inc. (“C&S”) and its wholly-owned bank subsidiary, Community & Southern Bank (“C&S Bank”) pursuant to the previously announced agreement and plan of merger dated October 19, 2015 (the “C&S Merger Agreement”). Pursuant to the C&S Merger Agreement, (i) C&S merged with and into the Company, with the Company continuing as the surviving corporation, and (ii) C&S Bank merged with and into Bank of the Ozarks, with Bank of the Ozarks continuing as the surviving bank effective July 20, 2016 (collectively, the C&S Merger”). The terms of the C&S Merger and the C&S Merger Agreement are more fully described in the Company’s Current Report on Form 8-K dated October 19, 2015.

On June 10, 2016, the Company filed a Current Report on Form 8-K (“June 8-K”) which included (i) the audited financial statements of C&S as of December 31, 2015 and 2014, and the notes related thereto, (ii) the unaudited financial statements of C&S for the three months ended March 31, 2016 and 2015, and the notes related thereto, and (iii) the unaudited pro forma combined consolidated financial statements of the Company for the year ended December 31, 2015 and the three months ended March 31, 2016. The financial statements required by Rule 3-05 of Regulation S-X were previously reported in the Company’s June 8-K and, pursuant to General Instruction B.3 of Form 8-K, are not additionally reported herein. This Amendment No. 1 amends the Company’s June 8-K to include the updated financial statements and unaudited pro forma combined consolidated financial information referred to in Item 9.01(a) and (b) below relating to the C&S Merger.

Item 7.01	Regulation FD Disclosure

The C&S Merger and the C1 Merger (on a combined basis, the “Transactions”) are expected to be immediately accretive to the Company’s book value per common share and its tangible book value per common share by approximately $5.08 and $0.71, respectively. The Transactions are also expected to be accretive to the Company’s diluted earnings per common share by approximately $0.12 to $0.16, after transaction and conversion costs and expenses, for the first twelve months after the Transactions close. The reconciliation of the Company’s pro forma combined tangible book value per common share to the most directly comparable GAAP financial measure is included in the table below.

The Company completed the core systems conversions for C&S Bank on August 29, 2016 and expects to complete the core systems conversions for C1 Bank in mid-October.

Reconciliation of Non-GAAP Financial Measures

The Company uses non-GAAP financial measures, specifically tangible book value per common share, as an important measure of the strength of its capital. The Company believes the presentation of this non-GAAP financial measure provides useful supplemental information that contributes to a proper understanding of its capital levels. This non-GAAP disclosure should not be viewed as a substitute for financial results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of this non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the following table.

	As of June 30, 2016
	Ozarks Historical	Pro forma Combined
	(In thousands, except per share amounts)
Total common stockholders’ equity before noncontrolling interest	$1,556,921	$2,693,261
Less intangible assets:
Goodwill	(126,289)	(663,397)
Core deposit and bank charter intangibles, net of accumulated amortization	(23,615)	(65,043)

Total intangibles	(149,904)	(728,440)

Total tangible common stockholders’ equity	$1,407,017	$1,964,821

Shares of common stock outstanding	90,745	121,100

Book value per common share	$17.16	$22.24

Tangible book value per common share	$15.51	$16.22

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Amendment to the Current Report on Form 8-K, including statement about the benefits of the Transactions, expectations regarding the future financial and operational performance of the Company, expectations regarding any increases in the Company’s diluted earnings per share and the pro forma combined consolidated financial information under Item 7.01 and in Exhibit 99.2 attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined consolidated financial information is based on estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited financial statements of Community & Southern Holdings, Inc. as of June 30, 2016 and for the three months and six months ended June 30, 2016, and the notes related thereto, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Combined Financial Information.

The unaudited pro forma combined consolidated financial statements of Bank of the Ozarks, Inc. as of and for the six months ended June 30, 2016 and the notes related thereto, are filed herewith as Exhibit 99.2, and incorporated in this Item 9.01(b) by reference.

(c)	Not Applicable

(d)	Exhibits: The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Document Description

2.1	Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Community & Southern Holdings, Inc. and Community & Southern Bank, dated as of October 19, 2015 (previously filed as Exhibit 2.1 to Ozarks’ Current Report on Form 8-K filed with the Commission on October 19, 2015, and incorporated herein by this reference).

99.1	Community & Southern Holdings, Inc. unaudited consolidated financial statements as of June 30, 2016 and for the three months and six months ended June 30, 2016.

99.2	Unaudited pro forma combined consolidated financial statements of Bank of the Ozarks, Inc. as of and for the six months ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.

Date: September 12, 2016	/s/ Greg L. McKinney
Greg L. McKinney
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document Description

2.1	Agreement and Plan of Merger among Bank of the Ozarks, Inc., Bank of the Ozarks, Community & Southern Holdings, Inc. and Community & Southern Bank, dated as of October 19, 2015 (previously filed as Exhibit 2.1 to Ozarks’ Current Report on Form 8-K filed with the Commission on October 19, 2015, and incorporated herein by this reference).

99.1	Community & Southern Holdings, Inc. unaudited consolidated financial statements as of June 30, 2016 and for the three months and six months ended June 30, 2016.

99.2	Unaudited pro forma combined consolidated financial statements of Bank of the Ozarks, Inc. as of and for the six months ended June 30, 2016.